           As filed with the Securities and Exchange Commission,
                 pursuant to EDGAR, on December 30, 1996
                                               Registration No. 33-57105
==========================================================================

                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                _______________

                       POST-EFFECTIVE AMENDMENT NO. 1
                                    to
                                 FORM S-3

                           REGISTRATION STATEMENT
                                   Under
                         The Securities Act of 1933
                                _______________


                           BURLINGTON NORTHERN INC.
           (Exact name of registrant as specified in its charter)

          Delaware                                41-1400580
 (State or other jurisdiction                 (I.R.S. Employer
incorporation or organization)                Identification No.)


                     2650 Lou Menk Drive, Second Floor
                       Fort Worth, Texas 76131-2830
                              (817) 333-2000
           (Address, including zip code, and telephone number,
    including area code, of registrant's principal executive offices)

                                _____________

                       Jeffrey R. Moreland, Esquire
                           1700 East Golf Road
                     Schaumburg, Illinois  60173-5860
                             (847) 995-6000
         (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                _____________

                                  Copy to:

                              Scott J. Davis
                           Mayer, Brown & Platt
                         190 South LaSalle Street
                         Chicago, Illinois  60603
                              (312) 701-7311

===========================================================================

     This Post-Effective Amendment is being filed on behalf of Burlington Northern Inc. by Santa Fe Pacific Corporation, into which Burlington Northern Inc. recently merged, solely to remove from registration all securities offered in the Registration Statement which remained unsold at the termination of the offering.

                                 SIGNATURES


       Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this post-effective amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the Village of Schaumburg, State of Illinois, on December 30, 1996.

                                        SANTA FE PACIFIC CORPORATION


                                   By:  /s/ Robert D. Krebs
                                        Robert D. Krebs
                                        Chairman, President and Chief
                                        Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, the Post-Effective Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities indicated and on the 30th day of December, 1996.


                                   By:  /s/ Robert D. Krebs
                                        Robert D. Krebs
                                        President and Chief Executive
                                        Officer (Principal Executive
                                        Officer) and Director

                                   By:  /s/ Denis E. Springer
                                        Denis E. Springer
                                        Senior Vice President and Chief
                                        Financial Officer (Principal
                                        Financial Officer) and Director

                                   By:  /s/ Thomas N. Hund
                                        Thomas N. Hund
                                        Vice President and Controller
                                        (Principal Accounting Officer)

                                   By:  /s/ Douglas J. Babb
                                        Douglas J. Babb
                                        Director

                                   By:  /s/ Jeffrey R. Moreland
                                        Jeffrey R. Moreland
                                        Director